Eos Energy Stockholders Approve All Proposals at 2026 Annual Meeting Increased share authorization provides the capital structure flexibility to fund the planned Frontier Power USA Investment EDISON, N.J.— June 5, 2026 — Eos Energy Enterprises, Inc. (NASDAQ: EOSE), America’s leading innovator in designing, manufacturing, and providing zinc-based long duration energy storage (LDES) systems sourced and manufactured in the United States, today announced that stockholders approved all five proposals presented at the Company’s 2026 Annual Stockholders’ Meeting held on June 3, 2026. Stockholders representing approximately 77.6% of the Company’s outstanding shares (or 263,431,701 shares) participated and demonstrated strong support for the Company’s proposals, including the election of Jeff Bornstein, Claude Demby, and Nathaniel Fick for three-year terms on the Board of Directors, ratification of the appointment of Eos’ independent registered public accounting firm, approval of the advisory “Say on Pay” management proposal, approval of the increase in the authorized shares of common stock of the Company, and approval of the amendment to the Company’s long-term incentive plan. The Company thanks its stockholders for their participation and continued support. Stockholders approved an increase in the authorized shares of common stock from 600,000,000 to 800,000,000. The increase does not result in the immediate issuance of any shares. It provides the Company with the flexibility to support previously disclosed strategic and financing initiatives, including a rights offering to facilitate its planned investment in Frontier Power USA, while also allowing existing shareholders to participate. The Company expects to provide additional details regarding the structure, timing and terms of any offering at a later date. Approval of this proposal required the affirmative vote of 66.67% of all outstanding shares, a higher threshold than the other proposals. Frontier Power USA is designed to combine Eos’ vertically integrated technology deployment with a financing platform, creating a more streamlined path to market for long-duration energy storage projects. Through a single platform, customers can access the technology, financing, insurance, guarantees, and operating expertise required to execute projects successfully. This integrated approach is designed to improve project execution, enhance project bankability, and accelerate project deployment. “Eos is at a pivotal stage in its growth, and the support from our stockholders at our 2026 annual meeting positions us to continue pursuing strategic opportunities, including our planned investment in Frontier Power USA,” said Joe Nigro, Chairman of Eos. “On behalf of the Board and management team, I would like to thank our stockholders for their continued support and participation. We remain focused on executing our strategy, expanding the deployment of Eos technology and creating long-term value for our stockholders.” “The support we received positions us to advance Frontier Power USA and bring a fully integrated platform combining technology, financing, and execution capabilities to the long-duration storage market,” said Joe Mastrangelo, Chief Executive Officer of Eos. “The increase in authorized shares provides Eos with strategic flexibility to pursue growth opportunities and enables us to move with discipline as we scale the business, invest in our capabilities, and create long-term value for our stockholders.”

2 The voting results for the proposals were as follows: 1. Stockholders elected each of the following board nominees for a three-year term: a. Jeff Bornstein received 96.7% of participating shares voted in favor b. Claude Demby received 76.7% of participating shares voted in favor c. Nathaniel Fick received 98.0% of participating shares voted in favor 2. Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 with 99.4% of participating shares voted in favor of the proposal 3. Stockholders approved, on an advisory basis, Eos’ executive compensation (“Say on Pay”) with 75.3% of participating shares voted in favor of the proposal 4. Stockholders approved an increase in the authorized shares of common stock of the Company from 600,000,000 to 800,000,000 with 74.8% of all outstanding shares of capital stock entitled to vote in favor of the proposal. Of those participating shares voted, 96.7% were voted in favor of this proposal 5. Stockholders voted to approve an amendment to the Company’s long-term incentive plan with 74.8% of participating shares voted in favor of the proposal The official voting results for each item voted on by stockholders will be disclosed in a report to be filed with the Securities and Exchange Commission. About Eos Energy Enterprises Eos is accelerating the shift to American energy independence with positively ingenious solutions that transform how the world stores power. The Company’s BESS features the innovative Znyth™ technology, a proven chemistry with readily available non-precious earth components, that is the pre-eminent safe, non- flammable, secure, stable, and scalable alternative to conventional technology. The Company’s BESS is ideal for utility-scale, microgrid, commercial, and industrial long-duration energy storage applications (i.e., 4 to 16+ hours), and provides customers with significant operational flexibility to effectively address current and future increased grid demand and complexity. For more information about Eos (NASDAQ: EOSE), visit www.eose.com Contacts Eos Investor Relations: ir@eose.com Eos Media: media@eose.com Forward-Looking Statements Except for the historical information contained herein, the matters set forth in this press release are forward- looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding our expected revenue, for the fiscal year ended December 31, 2026, our path to profitability and strategic outlook, statements regarding orders backlog and opportunity pipeline, statements regarding the joint venture, the transactions related thereto, and any anticipated benefits of the joint venture, statements regarding our expectation that we can continue to increase product volume on our state-of-the-art manufacturing line, statements regarding our future expansion and its impact on our ability to scale up operations and increase margins, statements regarding the expected impact of DawnOS™ on efficiency operating costs, and grid-coordination, statements regarding the launch of Indensity™ and our expectations for the architecture and its expected energy density, statements regarding our expectation that we can continue to strengthen our overall supply chain, statements that refer to outlook, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

3 Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to raise financing in the future; our ability to obtain stockholder approval of an increase to our authorized common stock; our ability to complete a rights offering to raise funds for purposes of capitalizing Frontier Power USA; risks associated with the joint venture, including the risk that the joint venture will not be completed on the anticipated timeline or terms, or at all; risks associated with the credit agreement with Cerberus, including risks of default, and dilution of outstanding common stock; our customers’ ability to secure project financing; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act, including potential impacts from any repeal or modifications of the legislation; the timing and availability of future funding under the Department of Energy Loan Facility; our ability to continue to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; fluctuations in our revenue and operating results; competition from existing or new competitors; our ability to convert firm order backlog and pipeline to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to the U.S. trade environment; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; and other risks and uncertainties indicated. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission (the “SEC”), including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Should one or more of these risks or uncertainties materialize or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. This press release includes information about a proposed series of transactions, including the formation of a joint venture between us and CCM Frontier JV Holdco, LLC, an affiliate of Cerberus Capital Management ("Cerberus"), an investment by Cerberus of $100 million in the joint venture, a rights offering by us to fund our investment in the joint venture, and certain commercial arrangements to be entered into between us and Frontier Power USA Parent, LLC (collectively, the "Proposed Transactions"). We and Cerberus have entered into a binding term sheet with respect to the Proposed Transactions. However, the completion of

4 the Proposed Transactions remains subject to a number of conditions and uncertainties, including the receipt of our shareholder approval to increase the authorized shares of our common stock, completion of the proposed rights offering, the receipt of required third party-approvals, including the approval of the Department of Energy, the negotiations and entry into definitive agreements for the Proposed Transactions and the negotiation of certain terms of the Proposed Transactions. While we currently intend to take the actions within our control to complete the Proposed Transactions on the contemplated terms and timeline, there can be no assurances that the Proposed Transactions will be completed on the contemplated terms or timeline or that the Proposed Transactions will be completed at all. This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, including any securities in a rights offering or to subscribe for any securities in a rights offering. There shall be no offer to sell or the solicitation of an offer to buy or any sale of subscription rights, common stock, warrants or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. Any rights offering will be made pursuant to our effective shelf registration statement, including a base prospectus, under the Securities Act of 1933, as amended, and a prospectus supplement to be filed with the SEC. Any rights offering is subject to board declaration of a distribution, shareholder approval of the increase in our authorized shares and certain other consents under our existing debt agreements.